EXHIBIT 10.45

SOKO FITNESS & SPA GROUP, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT FOR OFFICERS AND EMPLOYEES

Option Agreement Number:	NQ- [ ]
Date of Grant/Award:	May 7, 2010
Name of Optionee:
Vesting Dates:	See Section 2 and 3
Expiration Date:	See Section 2

1.   Grant of Option.

(a)           A stock option (the “Option”), issued as of the Date of Grant set forth above (the “Grant Date”), is hereby granted to the above-named Optionee.  The award of this Option (the “Award”) conveys to the Optionee the right to purchase from SOKO Fitness & Spa Group, Inc. (the “Company”) up to [           ] shares (the “Option Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”), at an exercise price equal to the closing price of the Common Stock as reported on the Over-the-Counter Bulletin Board on the Grant Date.

(b)           The Option awarded hereunder is intended to be a non-qualified stock option and is not intended to be treated as a “qualified” stock option as such term is defined under Section 422 of the Code as herein defined.

2.   Vesting.

The Options granted herein will vest over 3 years and are contingent on the Optionee’s continued employment with the Company. To the extent that less than the entire Option is exercised, the Company will return to the Optionee a new Option for the number of Options Shares not exercised.  Unless the Board of Directors of the Company or a designated committee thereof (the “Board”), in its sole discretion, accelerates the exercisability of all or any portion of the Option Shares at such time and under such circumstances as the Board deems appropriate, the Option will vest and expire in accordance with the following vesting schedule:

Number of Option Shares	Vesting Dates	Expiration Date
20% of the Option Shares	May 7, 2010	May 6, 2013
40% of the Option Shares	May 7, 2011	May 6, 2013
40% of the Option Shares	May 7, 2012	May 6, 2013

3.   Exercise of Option.

(a)          The Option may be exercised with respect to all or any part of the number of vested Option Shares by the giving of written notice (“Notice”) of the intent to exercise to the Company at least  5 days prior to the date on which exercise is to occur. The Notice shall specify the exercise date and the number of Option Shares as to which the Option is to be exercised. Every share of Common Stock acquired through the exercise of this Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(b)         Full payment of the Option exercise price shall be made on or before the exercise date specified in the Notice.  Such full payment having occurred on or before the exercise date specified in the Notice, or as soon thereafter as is practicable, the Company shall cause to be delivered to the Optionee a certificate or certificates for the Option Shares then being purchased.  If the Optionee fails to pay for any of the Option Shares specified in the Notice, or fails to accept delivery of Option Shares, the Optionee’s right to purchase such Option Shares may be terminated by the Company.

(c)          The  Option exercise price may be paid by the following methods at the Optionee’s sole discretion::

(i)	paid in cash;

(ii)
paid by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board. However, only Common Stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options;

(iii)	through a “cashless exercise” procedure implemented by the Company; or

(iv)	by such other consideration as may be approved by the Board from time to time; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law.

In the event that the Option is exercised through a cashless exercise pursuant to this subsection, the number of Common Shares issued to the Optionee shall be determined according to the following formula:  X = Y(A-B)
                                             A

Where:	X = the number of Common Shares that shall be issued to the Optionee;

Y = the number of Common Shares for which this Option is being exercised (which shall include both the number of Common Shares issued to the Optionee and the number of Common  Shares subject to the portion of the Option being cancelled in payment of the Exercise Price);

A = the Fair Market Value (as defined below) of one Common Share; and
B = the Exercise Price.

4.   Expiration Date.  To the extent not previously exercised, the Option and all rights with respect thereto, shall terminate and become null and void upon the Expiration Date shown above.

5.   Fractional Shares.  No fractional shares of Common Stock will be issued upon the exercise of this Option and any fractions resulting from the exercise of this Option shall be eliminated in each case by rounding downward to the nearest whole share.

6.   Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)          “Agreement” means this Non-qualified Stock Option Agreement (No. NQ- [      ]).

(b)         “Code” means the Internal Revenue Code of 1986, as amended. References in this Agreement to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(c)           “Cause” shall mean any of the following:

(i) a material breach or material default by Optionee of the terms of any employment agreement to which such Optionee is subject;

(ii) gross negligence or willful misconduct by Optionee or the breach of fiduciary duty by Optionee in the performance of his/her duties as an employee, consultant or director of the Company;

(iii) the commission by Optionee of an act of fraud, embezzlement or any other crime in connection with Optionee’s duties to the Company; or

(iv) conviction of Optionee of a felony or any other crime that would materially interfere with the performance of Optionee’s duties owed to the Company or would, in the sole discretion of the Company, materially damage the reputation of the Company.

(d)          “Employee” means an employee of the Company (including an officer or director who is such an employee).

(e)          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

(f)           “Fair Market Value” means (A) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the closing price of the Common Stock as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the Financial Industry Regulatory Authority, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

7.   Termination.  The Option may be exercised at any time or from time to time prior to the Expiration Date in accordance with the vesting schedule set forth above (the “Option Term”).  The Option Term is contingent upon the continued service of the Optionee with the Company.  The Option shall be exercisable after the Optionee’s termination of employment with the Company only during the applicable time period determined in accordance with the following provisions and thereafter shall terminate:

(a)          Disability or Death.  If the Optionee’s employment terminates because of the death or permanent and total disability of the Optionee (as determined by the Board in its discretion), such termination shall have no effect on the Option then held, to the extent exercisable on the date on which the Optionee’s employment terminated, may be exercised in whole or in part by the Optionee’s guardian, legal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution no later than the Expiration Date.

(b)          Other Termination.  If the Optionee’s employment terminates for any reason other than death or permanent and total disability, the vested portion of the Option then held at the date of termination, to the extent exercisable on the date on which the Optionee’s employment terminated, may be exercised in whole or in part by the Optionee within 90 days but in any event no later than the Expiration Date; provided, however, that if such exercise of the Option would result in liability for the Optionee under Section 16(b) of the Securities Exchange Act of 1934, as amended, then such 90 day period automatically shall be extended until the tenth day following the last date upon which the Optionee has any liability under Section 16(b), but in any event no later than the Expiration Date.

(c)          Termination for Cause.  Notwithstanding anything herein to the contrary, if a Optionee’s employment with the Company is terminated for Cause, as defined herein below, or violates any of the terms of their employment after they have become vested in any of their rights herein, the Optionee’s full interest in such rights shall immediately terminate on the date of such termination of employment and all rights thereunder shall cease.  Whether an Optionee’s employment is terminated for Cause shall be determined by the Board in its sole discretion.

8.   Changes in Capital Structure; Corporate Transactions.

(a)          In the event of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made by the Board in (i) the number of shares subject to the Option, and (ii) the exercise price per share of any outstanding Option.

(b)          In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least 10 days prior to such proposed action.  To the extent not previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Board, in its sole discretion, may permit the exercise of the Option prior to its termination, even if such Option was not otherwise exercisable.

(c)          In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, the Option shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Options or to substitute equivalent options therefor, the Board, in its sole discretion, may permit the exercise of the Option prior to consummation of such event, even if such Option were not otherwise exercisable.

9.   Stockholder Rights.  Until the date a stock certificate is issued to the Optionee, the Optionee shall have no rights as a stockholder with respect to the Option Shares, and no adjustments shall be made for dividends of any kind or nature, distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

10.        Stock Certificate.  Until the Option Shares are registered, each certificate representing the Option Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF APPLICABLE, STATE SECURITIES LAWS.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE COMPANY, TO BE EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED

11.         Registration of Option Shares. The Board, in its sole discretion, may determine to file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to Option Shares.

12.         No Transfer or Assignment.

(a)           Neither (i) this Agreement, (ii) any of the rights, benefits, duties or obligations hereunder, nor (iii) the Option Shares, may be transferred or assigned without the prior written consent of the Company.

(b)          Notwithstanding the foregoing, the Option Shares may be transferable by (i) will or by the laws of descent and distribution, in the case of the death of the Optionee, to (ii) the ex-spouse of the Optionee pursuant to the terms of a domestic relations order, (iii) the spouse, children, siblings or grandchildren of the Optionee (“Immediate Family Members”), (iv) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (v) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition, there may be no consideration for any such transfer. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. No transfer pursuant to this Section 13 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request.

13.         No Right to Continued Employment. This grant is not a contract of employment and the terms of the Optionee’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein.  Nothing herein shall be construed to impose any obligation on the Company or on any subsidiary thereof to continue the Optionee’s employment.

14.         Taxes upon Exercise of Options. The Optionee agrees that:

(a)          no later than the date of any exercise of the Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment of, any federal, state or local taxes required by law to be withheld upon or in connection with such exercise; and

(b)          the Company shall, to the extent permitted or required by law, have the right to deduct all federal, state and local taxes of any kind required by law to be withheld upon any exercise of the Option or from any payment of any kind otherwise due to the Optionee with respect to the Option.

15.   Amendment. The Company may unilaterally amend this Agreement at any time if the Company determines, in its sole discretion that amendment is necessary or advisable in light of any applicable addition to or change in the Code, any regulations issued thereunder, or any federal or state securities law or other applicable law or regulation.

16.   Acknowledgement. The Optionee acknowledges having received and read a copy of this Agreement and agrees to comply with all laws, rules and regulations applicable to this Agreement and to the sale or other disposition of the Common Stock of the Company received.

17.   Entire Agreement.  This Agreement contains the entire understanding between the parties.  No other representations or covenants have induced either party to execute this Agreement, and this Agreement supersedes all prior understandings among the parties hereto with respect to the subject matter contained herein.

18.   Notices.  Any notice to the Company provided for in this Agreement shall be addressed to it in care of its secretary at its executive offices located at No.194, Guogeli Street, Harbin, Heilongjiang Province, China 150001, and any notice to the Optionee shall be addressed to the Optionee at the address currently shown on the payroll records of the Company.  Any notice shall be deemed duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

19.   Severability.  If any provision of this Agreement is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and are to be construed and enforced in accordance with the purposes of this Agreement as if the illegal or invalid provision or provisions did not exist.

20.   Headings.  The section headings of this Agreement are for convenience of reference only and do not form a part of the terms of this Agreement.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Non-qualified Stock Option Agreement, and the Optionee has placed his or her signature hereon, effective as of the Grant Date.

[Signature Page Follows]

SOKO FITNESS & SPA GROUP, INC.

By:
Name:
Title:

ACCEPTED AND AGREED TO:

[Name]
Optionee